Shareholders’ Equity	12 Months Ended
Apr. 30, 2024
Shareholders’ Equity [Abstract]
Shareholders’ equity

Note 12 – Shareholders’ equity

Ordinary shares

The Company is a stock company incorporated in Japan pursuant to the laws of Japan on May 1, 2018.

As of April 30, 2023 and 2024, the number of outstanding shares is 13,839,400 and 15,076,900, respectively.

On April 26, 2024, the Company’s shareholders approved an amendment to its equity structure whereby the Company reduced capital associated with ordinary shares with a corresponding increase to additional paid-in capital of JPY843,481,250 (USD 5,354,077) with an effective date of April 30, 2024 in order to lessen the Company’s tax and administrative costs and ensuring the Company maintains flexibility in its capital structure. There was no net effect in the Company’s net assets as a result of this transaction.